OPTION GRANT NOTICE UNDER THE DENTSPLY SIRONA INC. 2024 OMNIBUS INCENTIVE PLAN as amended and restated OPTION GRANT NOTICE Notice is hereby given of the following option grant (the “Option”) to purchase Common Stock, $0.01 par value per share, of DENTSPLY SIRONA Inc. (“Common Shares” or “Shares”) pursuant to the following terms and conditions: • Optionee: [Participant Name] • Grant Date: [Grant Date] • Exercise Price per Share: [Grant Price] • Number of Option Shares: [Quantity Granted] • Term/Expiration Date of Option: [Expiration Date] • Type of Option: Non-Qualified Stock Option • Vesting Schedule: [Vesting Schedule (Dates & Quantities)] The Option shall vest and become exercisable in accordance with the vesting schedule specified herein, subject to your continuous employment with the Company through such date (except as may otherwise be provided in Exhibit A attached hereto). [Vesting schedule to be specified in individual agreements.] • Other Provisions: The Option is granted subject to, and in accordance with, the terms of the Option Agreement (the “Option Agreement”) attached hereto as Exhibit A, the Employee Confidentiality and Restrictive Covenant Agreement (the “Restrictive Covenant Agreement”) attached hereto as Exhibit B and the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan, as amended and restated from time to time (the “Plan”). Notwithstanding anything to the contrary set forth herein, except as may otherwise be provided in Exhibit A attached hereto, if your employment with the Company or an Affiliate terminates for any reason prior to the vesting of the Option, you shall forfeit all rights with respect to this Option (and the underlying Common Shares). If this Option Grant Notice (this “Grant Notice”), the Option Agreement and the Restrictive Covenant Agreement are not executed by you, which execution may be made through any electronic procedures established by the Company, by [DATE 90 DAYS FOLLOWING GRANT], this Grant Notice, the Option, and the Option Agreement shall be null and void automatically without any further action by the Company and no benefits from the Option nor any compensation or benefits in lieu of the Option will be provided to you. This Option is granted under, and governed by, the terms and conditions of this Grant Notice, the Plan, the Option Agreement and the Restrictive Covenant Agreement. DENTSPLY SIRONA INC. Attachments: Exhibit A—Option Agreement Exhibit B—[Employee Confidentiality and Restrictive Covenant Agreement]

EXHIBIT A OPTION AGREEMENT DENTSPLY SIRONA Inc., a Delaware corporation (the “Company”), has granted you (the “Optionee”) an option to purchase common shares of the Company, $0.01 par value per share (“Common Shares”), pursuant to the terms and conditions set forth in your Option Grant Notice (the “Grant Notice”) and this Option Agreement (this “Option Agreement”). The Option (as defined below) is granted pursuant to the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan, as amended and restated from time to time (the “Plan”), pursuant to which options, and other awards, may be granted to Eligible Recipients under the Plan. Except as otherwise specifically set forth herein, all capitalized terms utilized herein shall have the respective meanings ascribed to them in the Plan. The details of your Option are as follows: 1. Grant of Option. Pursuant to an action of the Board and/or the Committee, the Company hereby grants to Optionee an option to purchase Common Shares (the “Option”), subject to the terms and conditions described herein. The number of Common Shares subject to your Option and the Exercise Price per Share are set forth in the Grant Notice. If designated in the Grant Notice as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d), it shall nevertheless be treated as a Non-Qualified Stock Option. 2. Term, Vesting and Forfeiture. (a) Term. This Option may be exercised only within the Term set forth in the Grant Notice, and may be exercised during such Term only in accordance with the Plan and the terms of this Option Agreement and Grant Notice. (b) Time Vesting. The Option shall vest in one or more installments in accordance with the Vesting Schedule set forth on the Grant Notice, with the vesting of each installment subject to the Optionee’s continued employment with the Company or an Affiliate through the applicable vesting date, subject to such additional terms and conditions set forth on the Grant Notice, the terms hereof and, where applicable, the terms of an Applicable Employment Agreement (as defined below), if any. (c) Accelerated Vesting. Any Option, or portion thereof, which has not yet vested under subparagraph (b) above shall vest or be forfeited in accordance with the provisions of the

Plan, the terms of this Option Agreement, and, where applicable, the terms of an Applicable Employment Agreement. (d) Forfeiture of Option. Except as provided in the Grant Notice, this Option Agreement, the Plan or an Applicable Employment Agreement (if any), if Optionee’s employment with the Company or an Affiliate terminates for any reason, Optionee shall forfeit all rights with respect to any portion of the Option that has not yet vested as of the effective date of the termination without payment therefor. Notwithstanding the foregoing: (i) if Optionee’s employment is terminated as a result of Retirement (and other than a termination for Cause), death or disability, and the Grant Date of this Option is more than twelve (12) months from the date of Retirement, then, except as may be provided in an Applicable Employment Agreement (if any), Optionee (or Optionee’s beneficiary) shall vest in the Option in accordance with the Vesting Schedule and the Optionee (or Optionee’s beneficiary) shall be entitled to exercise all or any part of the Option (to the extent then vested) during the Term as if Optionee had not incurred a termination of employment; (ii) if Optionee’s employment is terminated as a result of Retirement (and other than a termination for Cause), death or disability, and the Grant Date of this Option is less than twelve (12) months from the date of Retirement, death or disability (as applicable), then, except as may be provided in an Applicable Employment Agreement (if any), Optionee (or Optionee’s beneficiary) shall receive a pro-rata number of Option Shares under this Option calculated by multiplying the number of Option Shares that vest based on the Vesting Schedule as set forth on the Grant Notice by a fraction, the numerator of which equals the number of whole months that the Optionee was employed from the Grant Date to the date of Retirement, death or disability (as applicable) and the denominator of which equals twelve (12); and (iii) if Optionee’s employment is terminated on account of Cause, the Optionee (or Optionee’s beneficiary) shall not be entitled to exercise all or any part of the Option, whether or not then vested; and (iv) if Optionee’s employment is terminated by the Company or an Affiliate without Cause and Optionee is not otherwise entitled to the rights set forth in clause (i) on account of Retirement (and other than a termination for Cause), death or disability, then, except as may be provided in an Applicable Employment Agreement (if any), the Optionee (or Optionee’s beneficiary) shall be entitled to exercise all or any part of any vested Option for a period of ninety (90) days after the termination of Optionee’s employment. “Retirement” is defined as termination of Optionee’s employment, other than a termination for Cause, after (1) six (6) months advanced written notice by Optionee of their intent to retire, which notice shall not be required with respect to involuntary terminations that are not for Cause; (2) Optionee attaining a minimum of age 55; (3) Optionee attaining a minimum of five years of service; and (4) Optionee accumulating a minimum of 65 points based on age plus years of service (one point per year, measured in whole years). 3. Exercise of Option. (a) Right to Exercise. This Option is exercisable during its Term in accordance with the Vesting Schedule (including vesting following a qualifying termination of employment as set forth in Section 2(d) hereof) set forth in the Grant Notice and the applicable provisions of the Plan and this Option Agreement. (b) Method of Exercise. This Option is exercisable pursuant to the procedures for exercise provided from time to time by the Administrator and/or by a third-party vendor selected by the Administrator, and in accordance with the terms of the Plan. The Option exercise shall require payment of the aggregate exercise price as to all exercised shares. The method of payment of the aggregate exercise price shall be in a form approved by the Administrator in accordance with Section 7 of the Plan. This Option shall be deemed to be exercised upon receipt and approval by the Administrator (or the appropriate third party) of all required exercise notices, together with full payment of the exercise price and such additional documents as the Administrator (or the third-party vendor) may then require. 4. Incorporation of the Plan by Reference; Conflicting Terms. The Option is granted under, and expressly subject to, the terms and provisions of the Plan, which terms and provisions are incorporated herein by reference. Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any conflict between the terms of the Plan and the terms of this Option Agreement, the terms and provisions of the Plan shall govern. 5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

6. Stockholder Rights. Optionee shall not have any stockholder rights with respect to the Common Shares granted pursuant to this Option until Optionee shall have exercised the Option in accordance with Section 3 hereof. 7. Committee Discretion. This Option has been granted pursuant to a determination made by the Board and/or Committee. Notwithstanding anything to the contrary herein, and subject to the limitations of the Plan, the Administrator shall have plenary authority to: (a) interpret any provision of this Option Agreement or the Option; (b) make any determinations necessary or advisable for the administration of this Option Agreement or the Option; (c) make adjustments as it deems appropriate to the aggregate number and type of securities available under this Option Agreement to appropriately adjust for, and give effect to, any Change in Capitalization or otherwise as provided under the Plan; and (d) otherwise modify or amend any provision hereof, or otherwise with respect to the Option, in any manner that does not materially and adversely affect any right granted to Optionee by the express terms hereof, unless required as a matter of law, subject to the limitations stated in the Plan. 8. Tax Withholding. At the time Optionee exercises his or her Option, in whole or in part, the Company shall withhold from Optionee’s compensation any required taxes, including social security and Medicare taxes, and federal, state and local income tax, payroll tax, fringe benefit tax, payment on account or other tax-related items (“Tax-Related Items”) with respect to the income arising from the exercise of the Option under this Option Agreement (other such amount the Company deems advisable that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or other governmental entity). If the Option is an ISO, Optionee must immediately notify the Company in writing in the event Common Shares received pursuant to the Option are sold on or before the later of (a) two years after the Grant Date (as set forth in the Grant Notice), or (b) one year after the exercise date of the Option. Optionee acknowledges that, regardless of any action taken by the Company or, if different, Optionee’s employer (the “Employer”), the ultimate liability for all Tax-Related Items related to Optionee’s participation in the Plan and legally applicable to Optionee or deemed by the Company or the Employer in its discretion to be an appropriate charge to Optionee even if legally applicable to the Company or the Employer is and remains Optionee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. Optionee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option under this Option Agreement, including, but not limited to, the grant, vesting or exercise of the Option under this Option Agreement or any related cash dividend, the subsequent sale of Common Shares acquired upon exercise, and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option under this Option Agreement to reduce or eliminate Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if Optionee is subject to Tax-Related Items in more than one jurisdiction, Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. 9. Clawback Policy. Any amounts of compensation paid or awarded to Optionee under this Option Agreement shall be subject to compensation recovery (clawback) (a) pursuant to the terms and conditions of any Company policy, including the Company’s Compensation Recoupment Policy and/or the Company’s Dodd-Frank Act Restatement Clawback Policy, as may be in effect from time to time (together, the “Clawback Policies”) or (b) to the extent required by any law, government regulation or applicable listing standards of a national securities exchange. Optionee acknowledges and agree that Optionee (a) has received a copy of each Clawback Policy, (b) has had an opportunity to review the Clawback Policies, (c) is currently or could become bound by all the terms and conditions of the Clawback Policies and (d) will comply with any Company request or demand for such recoupment or clawback. 10. Electronic Delivery. The Company may choose to deliver certain statutory or regulatory materials relating to the Plan in electronic form, including without limitation securities law disclosure materials. Without limiting the foregoing, by accepting this Option, Optionee hereby agrees that the Company may deliver the Plan prospectus and the Company’s annual report to Optionee in an electronic format. If at any time Optionee would prefer to receive paper copies of any document delivered in electronic form, the Company will provide such paper copies upon written request to the Investor Relations department of the Company. 11. Nature of Grant. By accepting the Option, Optionee understands, acknowledges and agrees that: (a) nothing in this Option Agreement shall be deemed to create any limitation or restriction on such rights as the Company or an Affiliate otherwise would have to terminate the employment of Optionee at any time for any reason; (b) the grant of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of Option, or benefits in lieu of Option, even if Option have been granted in the past; (c) Optionee is voluntarily participating in the Plan; (d) the Option and any Common Shares acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purposes, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement benefits, welfare benefits or other similar payments;

(e) the future value of the Common Shares underlying the Option is unknown, indeterminable and cannot be predicted with certainty and the Company is not providing any tax, legal or financial advice, nor is the Company making recommendations regarding participation in the Plan, or Optionee’s acquisition or sale of the underlying Common Shares and that Optionee should consult with Optionee’s own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to his or her Option; (f) no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from Optionee’s termination of employment (for any reason whatsoever, whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where Optionee is employed or the terms of an Applicable Employment Agreement, if any) and/or any forfeiture of Option or the recoupment of any financial gain resulting from the Option as described in Section 9; (g) for purposes of the Option, termination of employment will be deemed to have occurred as of the date Optionee is no longer actively providing services to the Company or any of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where Optionee is employed or the terms of an Applicable Employment Agreement, if any), and unless otherwise expressly provided in this Option Agreement or determined by the Administrator, Optionee’s right to vest in the Option, if any, will terminate as of such date and will not be extended by any notice period (e.g., Option’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under applicable laws in the jurisdiction where Optionee is employed or the terms of an Applicable Employment Agreement, if any); the Administrator shall have the exclusive discretion to determine when Optionee is no longer actively providing services for purposes of the Option (including whether Optionee may still be considered to be providing services while on a leave of absence). 12. Entire Agreement; Order of Precedence; Severability. This Option Agreement, the Plan, the Grant Notice, the Restrictive Covenant Agreement, the Clawback Policies and the Key Employee Severance Benefit Plan, as amended (the “Key Employee Severance Benefit Plan”) contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations between the parties except to the extent that the vesting and/or forfeiture of this Option is specifically addressed by any employment agreement between the Company or an Affiliate, on the one hand, and Optionee, on the other hand (an “Applicable Employment Agreement”), in which instance the relevant terms of such Applicable Employment Agreement shall be incorporated herein and deemed to be a part of this Option Agreement. In the event of any conflict between the terms of this Option Agreement regarding the vesting of the Option, the terms of an Applicable Employment Agreement (if any), and the terms of the Key Employee Benefit Severance Plan, the order of precedence shall be the terms of: (a) the Applicable Employment Agreement; (b) the Key Employee Severance Benefit Plan, and (c) this Option Agreement. If any of the provisions of this Option Agreement are determined, for any reason, to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Option Agreement. 13. Governing Law. To the extent federal law does not otherwise control, this Option Agreement shall be governed by the laws of Delaware, without giving effect to principles of conflicts of laws. 14. Insider Trading Restrictions/Market Abuse Laws. Optionee may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect Optionee’s ability to, directly or indirectly, accept, acquire, sell, or attempt to sell or otherwise dispose of Common Shares or rights to Common Shares during such times when Optionee is considered to have “inside information” regarding the Company (as defined by the laws or regulations in the applicable jurisdictions or Optionee’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by Optionee before possessing inside information. Furthermore, Optionee understands that he or she may be prohibited from (a) disclosing the inside information to any third party, including fellow employees (other than on a “need to know” basis) and (b) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. Optionee acknowledges that Optionee is responsible for ensuring compliance with any applicable restrictions and should consult Optionee’s personal legal advisor on these matters. 15. Restrictive Covenant Agreement. The exercise of the Option pursuant to this Option Agreement is subject to, and expressly conditioned upon, Optionee’s entry into and compliance with the terms and conditions of the Restrictive Covenant Agreement attached hereto as Exhibit B, which terms and provisions are incorporated herein by reference. Optionee hereby acknowledges he or she has reviewed the Restrictive Covenant Agreement in detail and agrees to be bound by all the terms and provisions thereof.

EXHIBIT B [EMPLOYEE CONFIDENTIALITY AND RESTRICTIVE COVENANT AGREEMENT]